Other Non-Current Assets, Net (Tables)	6 Months Ended
Jun. 30, 2026
Other Non-Current Assets, Net [Abstract]
Schedule of Other Non-Current Assets, Net

Other non-current assets, net consist of the following:

	As of December 31, 2025	As of June 30, 2026
	RMB	RMB
Equity investments without readily determinable fair value (Note 2(k))	236,819	41,228
Long-term hybrid instrument (Note 2(k)) (i)	125,000	125,000
Amount due from a third party (ii)	33,063	33,062
Others	667	442
Less: Allowance for expected credit losses	(33,074)	(33,070)
Less: Impairment loss	(125,000)	(125,000)
	237,475	41,662
(i)	Amount represented a two-year-term debt security valued at RMB125,000 with a fixed return rate of 6% and an additional earning right contingently upon certain conditions met within the contract term. The Group recorded impairment loss on investment in debt securities of RMB125,000 as of December 31, 2025 in the consolidated statements of income (loss) and comprehensive (loss) income.

(ii)	Amount represented a term-loan (matures in September 2028) to a third party of RMB30,000 and corresponding interest receivable RMB3,063 as of June 30,2026. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.

Schedule of Allowance for Expected Credit Losses of Other Non-Current Assets

The following table summarizes the movement of the Group’s allowance for expected credit losses of other non-current assets:

	For the six months ended,
	June 30, 2025	June 30, 2026
	RMB	RMB
Balance at the beginning of the period	4,032	33,074
Current period allowance for expected credit losses	492	(4)
Balance at the end of the period	4,524	33,070